UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant        ☐

Filed by a Party other than the Registrant        ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

AMTRUST FINANCIAL SERVICES, INC.
(Name of Registrant as Specified In Its Charter)

CARL C. ICAHN

ICAHN PARTNERS LP

ICAHN PARTNERS MASTER FUND LP

ICAHN ENTERPRISES G.P. INC.

ICAHN ENTERPRISES HOLDINGS L.P.

IPH GP LLC

ICAHN CAPITAL L.P.

ICAHN ONSHORE LP

ICAHN OFFSHORE LP

BECKTON CORP.

HIGH RIVER LIMITED PARTNERSHIP

HOPPER INVESTMENT S LLC

BARBERRY CORP.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

SPECIAL MEETING OF STOCKHOLDERS
OF
AMTRUST FINANCIAL SERVICES, INC.
TO BE HELD ON JUNE 4, 2018

PROXY STATEMENT

DATED MAY 29 , 2018
OF
CARL C. ICAHN

ICAHN PARTNERS LP

ICAHN PARTNERS MASTER FUND LP

ICAHN ENTERPRISES G.P. INC.

ICAHN ENTERPRISES HOLDINGS L.P.

IPH GP LLC

ICAHN CAPITAL L.P.

ICAHN ONSHORE LP

ICAHN OFFSHORE LP

BECKTON CORP.

HIGH RIVER LIMITED PARTNERSHIP

HOPPER INVESTMENTS LLC

BARBERRY CORP.

SOLICITATION OF PROXIES IN OPPOSITION TO
MATTERS RELATING TO THE PROPOSED
GOING PRIVATE TRANSACTION OF AMTRUST FINANCIAL SERVICES, INC.

This Proxy Statement (“Proxy Statement”) and the enclosed GOLD proxy card are being furnished by the Icahn Participants (as hereinafter defined) for use at the special meeting of stockholders of AmTrust Financial Services, Inc. (“AmTrust”) and at any continuation, adjournment or postponement thereof (the “Special Meeting”), relating to the proposed going private transaction of AmTrust (the “Proposed Going Private Transaction” or the “Proposed Merger”). The Special Meeting will be held on June 4, 2018, at 10:00 a.m., Eastern Standard Time, at 800 Superior Ave., Cleveland, Ohio 44114.

Pursuant to this Proxy Statement, the Icahn Participants are soliciting proxies from holders of shares of common stock of AmTrust, par value of $0.01 per share (“Common Stock”), in respect of the following proposals to be considered at the Special Meeting, each as described in greater detail in the definitive proxy statement of AmTrust (the “AmTrust Proxy Statement”) filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 4, 2018 for the Special Meeting (such proposals, the “AmTrust Special Meeting Proposals”):

1.	to consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of March 1, 2018 (as amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among Evergreen Parent, L.P., a Delaware limited partnership (“Parent’), Evergreen Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), and AmTrust (the “Merger Agreement Proposal”);

2.	to approve the adjournment of the Special Meeting from time to time, if necessary, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement (the “Adjournment Proposal”); and

3.	to act upon other business as may properly come before the Special Meeting or any adjournment or postponement thereof by or at the direction of the Board of Directors of AmTrust (the “Other Business Proposal”).

THE ICAHN PARTICIPANTS URGE YOU TO VOTE THE GOLD PROXY CARD (1) “AGAINST” THE MERGER AGREEMENT PROPOSAL AND (2) “AGAINST” THE ADJOURNMENT PROPOSAL.

The Board of Directors of AmTrust (the “AmTrust Board”) has established the close of business on April 5, 2018 as the record date (the “Record Date”) for determining those stockholders who will be entitled to notice of, and to vote at, the Special Meeting. According to the AmTrust Proxy Statement, as of the Record Date, there were 196,355,229 shares of AmTrust Common Stock outstanding.

This Proxy Statement and the enclosed GOLD proxy card are first being sent or given to stockholders of AmTrust on or about May 29 , 2018.

This solicitation is being made by the Icahn Participants and not by or on behalf of the AmTrust Board.

A proxy may be given by any person who held shares of AmTrust Common Stock on the Record Date. Whether or not you plan to attend the Special Meeting, you are urged to sign and date the enclosed GOLD proxy card and return it in the postage-paid envelope provided. Your latest-dated proxy is the only one that counts, so you may return the GOLD proxy card even if you have already delivered any other proxy. Please do not return any proxy card sent to you by AmTrust. If you have already returned a proxy card sent to you by AmTrust, that card will be automatically revoked if you complete and return the enclosed GOLD proxy card.

If you have any questions or require any assistance in executing your proxy, please call:

Harkins Kovler, LLC

Shareholders call toll-free: +1 (877) 339-3288

Banks and Brokerage Firms call: +1 (212) 468-5380

Email: afsi@harkinskovler.com

The Proxy Statement, as well as other proxy materials distributed by the Icahn Participants, are available free of charge by email request at afsi@harkinskovler.com.

BACKGROUND OF THIS SOLICITATION

On March 1, 2018, AmTrust entered into the Merger Agreement by and among Evergreen Parent, L.P., Evergreen Merger Sub, Inc. and AmTrust.

On April 9, 2018, AmTrust filed a preliminary proxy statement with the SEC with respect to the Special Meeting and the AmTrust Special Meeting Proposals. On May 4, 2018, AmTrust mailed the AmTrust Proxy Statement to AmTrust stockholders, notifying them of the Special Meeting and seeking their approval of the AmTrust Special Meeting Proposals.

Between April 26, 2018 and May 17, 2018, the Icahn Participants purchased an aggregate of 18,418,732 shares of AmTrust’s Common Stock (including shares underlying forward contracts) in open market purchases (as more fully described on Annex A hereto).

On May 17, 2018, the Icahn Participants filed a Schedule 13D (the "Initial Schedule 13D" and, as amended from time to time, the "Schedule 13D") with the SEC disclosing that they beneficially owned, in the aggregate, 18,418,732 shares of AmTrust’s Common Stock (including shares underlying forward contracts), representing approximately 9.38% of AmTrust's 196,355,520 shares outstanding as of May 2, 2018 as disclosed in the AmTrust Quarterly Report on Form 10-Q filed with the SEC on May 10, 2018 (the “AmTrust 10-Q”). In the Initial Schedule 13D, the Icahn Participants disclosed their strong opposition to and intention to solicit proxies against the Proposed Merger.

On May 17, 2018, certain of the Icahn Participants released a letter to the stockholders of AmTrust and delivered a copy of the letter to the AmTrust Board and the special committee of the Board (the “Special Committee”) that reiterated their strong opposition to the Proposed Merger because the Proposed Going Private Transaction undervalues AmTrust’s Common Stock and is occurring at a time when AmTrust has underperformed the market and its peers. The Icahn Participants believe that AmTrust should remain public so the public stockholders can benefit from AmTrust’s recovery or the merger consideration should be increased to better reflect AmTrust’s value.

On May 17, 2018, representatives of the Icahn Participants contacted representatives of AmTrust to discuss their concerns relating to the Proposed Merger, including AmTrust’s failure to disclose the record date in a timely manner.  Representatives of the Icahn Participants have requested that the AmTrust Board reschedule the Record Date and Special Meeting to avoid disadvantaging shareholders who acquired their shares after April 5, 2018 and before the public announcement of the Record Date and date of the Special Meeting.

On May 17, 2018, the Icahn Participants delivered a demand, pursuant to Section 220 of the Delaware General Corporation Law (the “DGCL”), to AmTrust requesting access to certain stocklist materials of the Company.

THE AMTRUST SPECIAL MEETING PROPOSALS

For a detailed discussion of the AmTrust Special Meeting Proposals, including various arguments in favor of such proposals, please refer to the AmTrust Proxy Statement.

According to the AmTrust Proxy Statement, the AmTrust Board will make the following proposals at the Special Meeting:

Proposal 1 – Proposal to Adopt the Agreement and Plan of Merger

To consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of March 1, 2018 (as amended, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among Evergreen Parent, L.P., a Delaware limited partnership (“Parent’), Evergreen Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), and AmTrust (the “Merger Agreement Proposal”).

Recommendation

The Icahn Participants believe that AmTrust stockholders should be able to remain holders of shares of AmTrust Common Stock, and oppose the cash out merger at $13.50 per share agreed to in the Merger Agreement. As the Icahn Participants have indicated in their letter to AmTrust stockholders, a copy of which was also delivered to the AmTrust Board and the AmTrust Special Committee, the Icahn Participants do not believe that the proposed $13.50 per share properly reflects the value of the Company. Accordingly, the Icahn Participants recommend that you vote “AGAINST” Proposal 1 (Proposal to Adopt the Agreement and Plan of Merger).

Proposal 2 – Proposal to Approve Adjournment of Special Meeting

To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement (the “Adjournment Proposal”).

Recommendation

The Icahn Participants recommend that you vote “AGAINST” Proposal 2 (Proposal to Approve Adjournment of Special Meeting).

Proposal 3 – Proposal to Grant Authority to Act Upon Other Business

If you sign, date and return the GOLD proxy card, the proxies named on the proxy card will be authorized to take any action, in their discretion, upon any other business that may properly come before the Special Meeting and any adjournment or postponement thereof, so long as the named proxies or their substitutes, if any, are not aware of any such other business a reasonable time before the Special Meeting. The named proxies are not aware of any such other business as of the date of this Proxy Statement.

THE ICAHN PARTICIPANTS URGE YOU TO VOTE THE GOLD PROXY CARD (1) “AGAINST” THE MERGER AGREEMENT PROPOSAL AND (2) “AGAINST” THE ADJOURNMENT PROPOSAL.

CERTAIN INFORMATION REGARDING THE PROPOSED MERGER

At the Special Meeting, AmTrust stockholders of record at the close of business on the Record Date will be voting on, among other things, whether to adopt the Merger Agreement. According to the AmTrust Proxy Statement, in the Proposed Merger, each issued and outstanding share of Common Stock (other than certain excluded shares and dissenting shares) will be converted into the right to receive merger consideration of $13.50 per share in cash, without interest and less any withholding taxes (the “Merger Consideration”).

The foregoing description is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, as well as any amendment thereto, a copy of which is included as Annex A to the AmTrust Proxy Statement. The Proposed Merger and each of the AmTrust Special Meeting Proposals are described in further detail in the AmTrust Proxy Statement, which is available at http://www.sec.gov.

VOTING PROCEDURES

To vote “AGAINST” each of the AmTrust Special Meeting Proposals, please sign and date the enclosed GOLD proxy card and return it in the enclosed self-addressed, prepaid envelope. All valid proxies received prior to the Special Meeting will be voted. Submitting a proxy will not affect your right to attend the Special Meeting and vote in person.

Q.	When and where is the Special Meeting?

A.	The Special Meeting will be held on June 4, 2018, at 10:00 a.m., Eastern Standard Time, at 800 Superior Ave., Cleveland, Ohio 44114.

Q.	What am I being asked to vote on at the Special Meeting?

A.	You are being asked to consider and vote on the following proposals:

1.	to consider and vote on a proposal to adopt the Merger Agreement, which we refer to as the “Merger Agreement Proposal”;

2.	to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the proposal to adopt the Merger Agreement, which we refer to as the “Adjournment Proposal”; and

3.	to act upon other business as may properly come before the Special Meeting or any adjournment or postponement thereof by or at the direction of the AmTrust Board.

Q.	What vote is required for AmTrust’s stockholders to approve the Merger Agreement Proposal?

A.	Under Delaware law and as a condition to the consummation of the merger, stockholders holding at least a majority of the shares of AmTrust’s Common Stock outstanding and entitled to vote at the close of business on the Record Date must vote “for” the proposal to adopt the Merger Agreement. In addition, the Merger Agreement requires, as a condition to the consummation of the merger, that stockholders holding at least a majority of the shares of AmTrust Common Stock outstanding and entitled to vote at the close of business on the Record Date (other than Evergreen Parent, L.P. and its affiliates, the rollover stockholders, as defined in the Merger Agreement (including each “immediate family member” (as such term is defined in Item 404 of Regulation S-K) of each rollover stockholder, and any trust or other entity in which any rollover stockholder or any such immediate family member holds, beneficially or otherwise, a material voting, proprietary, equity or other financial interest), and certain executive officers and directors) must vote “for” the proposal to adopt the Merger Agreement.

Q.	What vote is required for AmTrust’s stockholders to approve the Adjournment Proposal?

A.	Approval of the Adjournment Proposal requires the affirmative vote of the holders of a majority of the voting power of AmTrust Common Stock present or represented by proxy and entitled to vote thereon at the Special Meeting.

Q.	Who can vote at the Special Meeting?

A.	Stockholders of record as of the close of business on April 5, 2018, the Record Date for the Special Meeting, are entitled to receive notice of, and to vote at, the Special Meeting. Each record holder of shares of AmTrust Common Stock as of the Record Date is entitled to cast one vote on each matter properly brought before the Special Meeting for each share of AmTrust Common Stock that such holder owns as of the Record Date. According to the AmTrust Proxy Statement, as of the Record Date, there were 196,355,229 shares of AmTrust Common Stock outstanding.

Q.	What is a quorum?

A.	The presence at the Special Meeting, in person or by proxy, of the holders of a majority of the voting power of the shares of AmTrust Common Stock outstanding and entitled to vote on the Record Date will constitute a quorum, permitting AmTrust to conduct its business at the Special Meeting. Abstentions are counted as present for the purpose of establishing a quorum.

Q.	How do I vote?

A.	If you are a stockholder of record as of the Record Date, you may vote your shares on matters presented at the Special Meeting in any of the following ways:

•	in person—You may attend the Special Meeting and cast your vote there; or

•	by mail— Sign, date and return the enclosed GOLD proxy card in the enclosed postage-paid envelope. We recommend that you vote on the GOLD proxy card even if you plan to attend the Special Meeting.

If you are a beneficial owner of AmTrust Common Stock as of the Record Date, please refer to the instructions provided by your bank, brokerage firm or other nominee to see which of the above choices are available to you. Your bank, brokerage firm or other nominee may provide for Internet and telephone voting. Please consult with your bank, brokerage firm or other nominee to determine if these options are available. Please note that if you are a beneficial owner and wish to vote in person at the Special Meeting, you must have a legal proxy from your bank, brokerage firm or other nominee. The control number located on your proxy card is designed to verify your identity and allow you to vote your shares of AmTrust Common Stock, and to confirm that your voting instructions have been properly recorded when submitting a proxy over the Internet or by telephone.

Q.	What is the difference between being a “stockholder of record” and a “beneficial owner”?

A.	If your shares of AmTrust Common Stock are registered directly in your name with AmTrust’s transfer agent, you are considered, with respect to those shares of AmTrust Common Stock, the “stockholder of record.” In that case, this Proxy Statement, and your proxy card, have been sent directly to you by the Icahn Participants.

If your shares of AmTrust Common Stock are held through a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares of AmTrust Common Stock held in “street name.” In that case, this Proxy Statement has been forwarded to you by your bank, brokerage firm or other nominee which may be, with respect to those shares of AmTrust Common Stock, the stockholder of record. As the beneficial owner, you have the right to direct your bank, brokerage firm or other nominee as to how to vote your shares of AmTrust Common Stock by following their instructions for voting.

Q.	If my shares of AmTrust Common Stock are held in street name by my brokerage firm, will my brokerage firm vote my shares of AmTrust Common Stock for me?

A.	Your brokerage firm will only be permitted to vote your shares of AmTrust Common Stock if you instruct your brokerage firm as to how to vote. You should follow the procedures provided by your brokerage firm regarding the voting of your shares of AmTrust Common Stock. In a contested solicitation, a broker has no discretionary authority to vote on any proposals to be voted on at the Special Meeting. As a result, broker non-votes will not exist in this solicitation. If you do not instruct your brokerage firm as to how to vote your shares of AmTrust Common Stock, your shares of AmTrust Common Stock will not be voted and it will have the same effect as a vote cast against the Merger Agreement Proposal and will not have any effect on the Adjournment Proposal.

Q.	What is a proxy?

A.	A proxy is your legal designation of another person to vote your shares of AmTrust Common Stock. This written document describing the matters to be considered and voted on at the Special Meeting is called a Proxy Statement. The document used to designate a proxy to vote your shares of stock is called a proxy card.

Q.	If a stockholder gives a proxy, how are the shares of AmTrust Common Stock voted?

A.	Regardless of the method you choose to submit a proxy, the individuals named on the enclosed GOLD proxy card will vote your shares of AmTrust Common Stock in the way that you indicate. When completing the enclosed GOLD proxy card, you may specify whether your shares of AmTrust Common Stock should be voted “FOR” or “AGAINST,” or to “ABSTAIN” from voting on, all, some or none of the specific items of business to come before the Special Meeting.

If you properly sign the enclosed GOLD proxy card but do not mark the boxes indicating how your shares should be voted on a matter, the shares represented by your properly signed proxy will be voted “AGAINST” the Merger Agreement Proposal and “AGAINST” the Adjournment Proposal.

Q.	What should I do if I receive a proxy card from AmTrust?

A.	If you submit a proxy to us by signing and returning the enclosed GOLD proxy card, do not sign or return any proxy card or follow any voting instructions provided by AmTrust unless you intend to change your vote, because only your latest-dated proxy will be counted. If you have already sent a proxy card to AmTrust and voted in favor of the AmTrust Special Meeting Proposals, you may revoke it and vote against the AmTrust Special Meeting Proposals simply by signing, dating and returning the enclosed GOLD proxy card.

Q.	Can I change or revoke my vote?

A.	Yes. You have the right to revoke a proxy at any time before it is exercised by

(1)	submitting a properly executed, subsequently dated GOLD proxy card that will revoke all prior proxy cards, including any white proxy cards that you may have submitted to AmTrust;

(2)	submitting a properly executed, subsequently dated white proxy card that will revoke all prior proxy cards, including any GOLD proxy cards that you may have submitted to AmTrust;

(3)	if your shares are held for you by your broker or bank, instructing your broker or bank to vote your shares on the GOLD proxy card by completing, signing, dating and returning your GOLD voting instruction form to your broker or bank, which will revoke all prior voting instructions;

(4)	attending the Special Meeting and withdrawing your proxy by voting in person (although attendance at the Special Meeting will not in and of itself constitute revocation of a proxy); or

(5)	delivering written notice of revocation either to us c/o Harkins Kovler, LLC, 1 Rockefeller Plaza, 10th Floor, New York, NY 10020, or to the Secretary of AmTrust.

Q.	What happens if I do not vote or submit a proxy card, or do not instruct my bank, broker or other nominee as to how to vote, or abstain from voting?

A.	If you fail to vote, either in person or by proxy, or fail to instruct your bank, broker or other nominee as to how to vote, it will have the same effect as a vote cast against the Merger Agreement Proposal.

If you fail to vote, either in person or by proxy, or fail to instruct your bank, broker or other nominee as to how to vote, it will not have any effect on the Adjournment Proposal.

If you abstain from voting it will have the same effect as a vote cast against all the proposals.

Q.	What do I do if I receive more than one proxy or set of voting instructions?

A.	If you hold shares of AmTrust Common Stock in street name, or through more than one bank, brokerage firm or other nominee, and also directly as a record holder or otherwise, you may receive more than one proxy or set of voting instructions relating to the Special Meeting. These should each be executed and returned separately in accordance with the instructions provided in this Proxy Statement in order to ensure that all of your shares of AmTrust Common Stock are voted.

Q.	What happens if I sell my shares of AmTrust’s Common Stock before the Special Meeting?

A.	The Record Date for stockholders entitled to vote at the Special Meeting is prior to both the date of the Special Meeting and the consummation of the Proposed Merger. If you transferred your shares of AmTrust Common Stock before the Record Date, you will not be entitled to vote at the Special Meeting and will not be entitled to receive the Merger Consideration. If you transfer your shares of AmTrust Common Stock after the Record Date but before the Special Meeting, you will, unless special arrangements are made, retain your right to vote at the Special Meeting but will transfer the right to receive the Merger Consideration to the person to whom you transfer your shares. Unless special arrangements are made, the person to whom you transfer your shares of AmTrust Common Stock after the Record Date will not have a right to vote those shares at the Special Meeting.

Q.	Who will solicit and pay the cost of soliciting proxies?

A.	The Icahn Parties have engaged Harkins Kovler to assist in the solicitation of proxies for the Special Meeting. The Icahn Parties (as hereinafter defined) have agreed to pay Harkins Kovler a fee not to exceed $100,000. The Icahn Parties have also agreed to reimburse Harkins Kovler for all documented expenses and to indemnify Harkins Kovler against certain losses, claims, damages, liabilities and out-of-pocket expenses. For more information regarding the Icahn Parties’ arrangement with Harkins Kovler, please see “Solicitation of Proxies.” The Icahn Parties also will reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of AmTrust Common Stock for their expenses in forwarding soliciting materials to beneficial owners of AmTrust Common Stock and in obtaining voting instructions from those owners. The officers and employees of the Icahn Participants may also solicit proxies by telephone, by facsimile, by mail, over the Internet or in person. They will not be paid any additional amounts for soliciting proxies. The entire expense of soliciting proxies for the Special Meeting by or on behalf of the Icahn Participants is being borne by the Icahn Parties. The Icahn Parties will not seek reimbursement of the cost of the solicitation from AmTrust.

Q.	What do I need to do now?

A.	Even if you plan to attend the Special Meeting, after carefully reading and considering the information contained in this Proxy Statement, please submit your GOLD proxy card promptly to ensure that your shares are represented at the Special Meeting. If you hold your shares of AmTrust Common Stock in your own name as the stockholder of record, please submit your proxy for your shares of AmTrust Common Stock by completing, signing, dating and returning the enclosed GOLD proxy card in the accompanying prepaid reply envelope. If you decide to attend the Special Meeting and vote in person, your vote by ballot at the Special Meeting will revoke any proxy previously submitted. If you are a beneficial owner of shares of AmTrust Common Stock, please refer to the instructions provided by your bank, brokerage firm or other nominee to see which of the above choices are available to you.

THE ICAHN PARTICIPANTS URGE YOU TO VOTE THE GOLD PROXY CARD (1) “AGAINST” THE MERGER AGREEMENT PROPOSAL AND (2) “AGAINST” THE ADJOURNMENT PROPOSAL.

Q.	Am I entitled to exercise appraisal rights under the DGCL instead of receiving the Merger Consideration for my shares of Common Stock?

A.	Yes. Stockholders who do not vote in favor of the Merger Agreement Proposal are entitled to statutory appraisal rights under Delaware law in connection with the Proposed Merger. This means that if you comply with the requirements of Section 262 of the DGCL, you are entitled to have the “fair value” (as defined pursuant to Section 262 of the DGCL) of your shares of Common Stock determined by the Court of Chancery of the State of Delaware and to receive payment based on that valuation instead of receiving the Merger Consideration. To exercise your appraisal rights, you must comply with the requirements of the DGCL. Please see “Appraisal Rights.”

Q.	Who can help answer my other questions?

A.	If you have additional questions about the Proposed Merger, need assistance in submitting your proxy or voting your shares of AmTrust Common Stock, or need additional copies of the Proxy Statement or the enclosed GOLD proxy card, please contact:

Harkins Kovler, LLC

Shareholders call toll-free: +1 (877) 339-3288

Banks and Brokerage Firms call: +1 (212) 468-5380

Email: afsi@harkinskovler.com

The Proxy Statement, as well as other proxy materials distributed by the Icahn Participants, are available free of charge by email request at afsi@harkinskovler.com.

APPRAISAL RIGHTS

Under the DGCL, if you do not wish to accept the Merger Consideration provided for in the Merger Agreement and the Proposed Merger is consummated, you have the right to seek appraisal of your shares of Common Stock and to receive payment in cash for the fair value of your Common Stock. To exercise your appraisal rights, you must submit a written demand for appraisal to AmTrust before a vote is taken on the Merger Agreement, you must not submit a proxy voting FOR the Merger Agreement Proposal, or otherwise vote FOR the Merger Agreement Proposal, you must hold your shares continuously through the effective time of the Proposed Merger, and you must otherwise comply with Section 262 of the DGCL.

SOLICITATION OF PROXIES

Proxies will be solicited by mail, telephone, facsimile, telegraph, the Internet, e-mail, newspapers and other publications of general distribution and in person. Officers and certain employees of members of the Icahn Participants may assist in the solicitation of proxies without any additional remuneration.

The Icahn Parties have retained Harkins Kovler for solicitation and advisory services in connection with solicitations relating to the Special Meeting. The Icahn Parties have agreed to pay Harkins Kovler a fee not to exceed $100,000. The Icahn Parties have also agreed to reimburse Harkins Kovler for all documented expenses and to indemnify Harkins Kovler against certain losses, claims, damages, liabilities and out-of-pocket expenses. Harkins Kovler will solicit proxies for the Special Meeting from individuals, brokers, banks, bank nominees and other institutional holders. It is anticipated that approximately 20 people will be employed by Harkins Kovler in connection with the solicitation of proxies for the Special Meeting.

The Icahn Parties may reimburse banks, brokers, custodians or other record holders for their reasonable out-of-pocket expenses incurred in connection with forwarding, at the Icahn Participants’ request, all materials related to this solicitation of proxies to the beneficial owners of shares of AmTrust Common Stock they hold of record.

In addition to the costs related to the engagement of Harkins Kovler, costs related to the Icahn Participants’ solicitation of proxies include expenditures for printing, postage, legal services, public relations and other related items. Total costs, including the fees of Harkins Kovler set forth above, are expected to be approximately $250,000. Total payments of costs to date are approximately $50,000.

The entire expense of soliciting proxies for the Special Meeting by or on behalf of the Icahn Participants is being borne by the Icahn Parties. The Icahn Parties will not seek reimbursement of the cost of the solicitation from AmTrust.

If you have any questions concerning this Proxy Statement or the procedures to be followed to execute and deliver a GOLD proxy card, please contact:

Harkins Kovler, LLC

Shareholders call toll-free: +1 (877) 339-3288

Banks and Brokerage Firms call: +1 (212) 468-5380

Email: afsi@harkinskovler.com

OTHER PROPOSALS

Other than as set forth above, the Icahn Participants are not currently aware of any other proposals to be brought before the Special Meeting. Should other proposals be brought before the Special Meeting, the persons named on the GOLD proxy card will vote on such proposals in their discretion (provided, however, that such persons named on the GOLD proxy card will be permitted to use such discretionary authority only for matters that they do not know, a reasonable time before the solicitation, are to be presented at the Special Meeting).

CERTAIN INFORMATION REGARDING PARTICIPANTS IN THIS SOLICITATION OF PROXIES

The participants in the solicitation of proxies (the "Icahn Participants") from Shareholders of AmTrust include the following: Carl C. Icahn, a citizen of the United States of America, High River Limited Partnership, a Delaware limited partnership ("High River"), Hopper Investments LLC, a Delaware limited liability company ("Hopper"), Barberry Corp., a Delaware corporation ("Barberry"), Icahn Partners LP, a Delaware limited partnership ("Icahn Partners"), Icahn Partners Master Fund LP, a Delaware limited partnership ("Icahn Master"), Beckton Corp., a Delaware corporation ("Beckton"), Icahn Enterprises G.P. Inc., a Delaware corporation ("Icahn Enterprises GP"), Icahn Enterprises Holdings L.P., a Delaware limited partnership ("Icahn Enterprises Holdings"), IPH GP LLC, a Delaware limited liability company ("IPH"), Icahn Capital LP, a Delaware limited partnership ("Icahn Capital"), Icahn Onshore LP, a Delaware limited partnership ("Icahn Onshore"), and Icahn Offshore LP, a Delaware limited partnership ("Icahn Offshore").

Icahn Partners, Icahn Master and High River (collectively, the "Icahn Parties") are entities controlled by Mr. Carl C. Icahn. Barberry is the sole member of Hopper, which is the general partner of High River. Icahn Offshore is the general partner of Icahn Master. Icahn Onshore is the general partner of Icahn Partners. Icahn Capital is the general partner of each of Icahn Offshore and Icahn Onshore. Icahn Enterprises Holdings is the sole member of IPH, which is the general partner of Icahn Capital. Beckton is the sole stockholder of Icahn Enterprises GP, which is the general partner of Icahn Enterprises Holdings. Carl C. Icahn is the sole stockholder of each of Barberry and Beckton. As such, Mr. Icahn is in a position indirectly to determine the investment and voting decisions made by each of the Icahn Parties. In addition, Mr. Icahn is the indirect holder of approximately 91.3% of the outstanding depositary units representing limited partnership interests in Icahn Enterprises L.P. ("Icahn Enterprises"). Icahn Enterprises GP is the general partner of Icahn Enterprises, which is the sole limited partner of Icahn Enterprises Holdings.

The Icahn Parties are deemed to beneficially own, in the aggregate, 18,418,732 shares of Common Stock (including shares underlying forward contracts), representing approximately 9.38% of AmTrust’s outstanding shares of Common Stock (based upon the 196,355,520 shares of Common Stock stated to be outstanding as of May 2, 2018 as disclosed in the AmTrust 10-Q).

High River has sole voting power and sole dispositive power with regard to 3,683,746 shares of Common Stock (including shares underlying forward contracts). Each of Hopper, Barberry and Mr. Icahn has shared voting power and shared dispositive power with regard to such shares of Common Stock. Icahn Partners has sole voting power and sole dispositive power with regard to 8,738,422 shares of Common Stock (including shares underlying forward contracts). Each of Icahn Onshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such shares of Common Stock. Icahn Master has sole voting power and sole dispositive power with regard to 5,996,564 shares of Common Stock (including shares underlying forward contracts). Each of Icahn Offshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such shares of Common Stock.

Each of Hopper, Barberry and Mr. Icahn, by virtue of their relationships to High River, may be deemed to indirectly beneficially own (as that term is defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended the "Act"), the shares of Common Stock that High River directly beneficially owns. Each of Hopper, Barberry and Mr. Icahn disclaims beneficial ownership of such shares of Common Stock for all other purposes. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to Icahn Master, may be deemed to indirectly beneficially own (as that term is defined in Rule 13d-3 under the Act) the shares of Common Stock that Icahn Master directly beneficially owns. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn disclaims beneficial ownership of such shares of Common Stock for all other purposes. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to Icahn Partners, may be deemed to indirectly beneficially own (as that term is defined in Rule 13d-3 under the Act) the shares of Common Stock that Icahn Partners directly beneficially owns. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Enterprises Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn disclaims beneficial ownership of such shares of Common Stock for all other purposes.

Annex A attached hereto sets forth, as to the Icahn Participants, all transactions in securities of AmTrust effected during the past two years and their beneficial ownership of securities of AmTrust.

With respect to each Icahn Participant, except as set forth herein or in Annex A attached hereto, (i) such Icahn Participant is not, nor was within the past year, a party to any contract, arrangement or understanding with any person with respect to any securities of AmTrust, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; and (ii) neither such Icahn Participant nor any of such Icahn Participant's associates have any arrangement or understanding with any person with respect to (A) any future employment by AmTrust or its affiliates or (B) any future transactions to which AmTrust or any of its affiliates will or may be a party.

FORWARD-LOOKING STATEMENTS

Certain statements contained in this Proxy Statement, and the documents referred to or incorporated by reference into this Proxy Statement, are forward-looking statements, including, but not limited to, statements that are predications of or indicate future events, trends, plans or objectives. Undue reliance should not be placed on such statements because, by their nature, they are subject to known and unknown risks and uncertainties. Forward-looking statements are not guarantees of future performance or activities and are subject to many risks and uncertainties. Due to such risks and uncertainties, actual events or results or actual performance may differ materially from those reflected or contemplated in such forward-looking statements. Forward-looking statements can be identified by the use of the future tense or other forward-looking words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “should,” “may,” “will,” “objective,” “projection,” “forecast,” “management believes,” “continue,” “strategy,” “position” or the negative of those terms or other variations of them or by comparable terminology.

Important factors that could cause actual results to differ materially from the expectations set forth in this Proxy Statement include, among other things, the factors identified under the section entitled “Risk Factors” in AmTrust’s Annual Report on Form 10-K for the year ended December 31, 2017, as amended, and under the section entitled “Cautionary Statement Concerning Forward-Looking Information” in the AmTrust Proxy Statement. Such forward-looking statements should therefore be construed in light of such factors, and the Icahn Participants are under no obligation, and expressly disclaim any intention or obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

OTHER INFORMATION

The information concerning AmTrust and the Proposed Merger contained herein has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although the Icahn Participants have no knowledge that would indicate that statements relating to AmTrust or the Proposed Merger contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date the Icahn Participants have not had access to the full books and records of AmTrust, were not involved in the preparation of such information and statements, and are not in a position to verify any such information or statements.

Pursuant to Rule 14a-5 promulgated under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder (the “Exchange Act”), reference is made to the AmTrust Proxy Statement for information concerning the Merger Agreement and related documents, the Proposed Merger, financial information regarding AmTrust, the AmTrust Special Meeting Proposals, shares of AmTrust Common Stock, the beneficial ownership of shares of AmTrust Common Stock by the principal holders thereof, appraisal rights of holders of AmTrust Common Stock, other information concerning AmTrust’s management, and certain other matters regarding AmTrust and the Special Meeting. The Icahn Participants assume no responsibility for the accuracy or completeness of any such information.

INFORMATION REGARDING AMTRUST

The principal executive offices of AmTrust are located at 59 Maiden Lane, 43rd Floor, New York, NY 10038. You can find additional business and financial information about AmTrust in reports and documents previously filed with the SEC. Such information is available to you without charge at the SEC’s website at http://www.sec.gov. In addition, according to AmTrust, you may also obtain these reports and documents, without charge, through the “Investor Relations” section of AmTrust’s website at http://ir.amtrustfinancial.com/.

FUTURE STOCKHOLDER PROPOSALS

According to the AmTrust Proxy Statement, if the Proposed Merger is completed, AmTrust may not hold an annual meeting of stockholders in 2018. However, if the Proposed Merger is not completed, AmTrust will hold a 2018 annual meeting of stockholders.

The following description of the requirements for submitting stockholder proposals for the AmTrust 2018 annual meeting of stockholders has been taken from the AmTrust Proxy Statement:

If we hold the 2018 annual meeting of stockholders prior to the completion of the merger, stockholder proposals will be eligible for consideration for inclusion in the proxy statement and form of proxy for our 2018 annual meeting of stockholders in accordance with Rule 14a-8 under the Exchange Act and our Amended and Restated Bylaws. Any proposal that a stockholder wishes to include in proxy materials for our 2018 annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act must have been received a reasonable time before we print proxy materials and must be submitted in compliance with the rule. Proposals should be directed to AmTrust Financial Services, Inc., attn: Corporate Secretary, 59 Maiden Lane, 43rd Floor, New York, NY 10038.

Any proposal that a stockholder wishes to propose for consideration at the 2018 annual meeting of stockholders, but does not seek to include in our proxy statement under applicable SEC rules, must be submitted in accordance with our Amended and Restated Bylaws. Any such proposal must be an appropriate subject for stockholder action under applicable law and must otherwise comply with our Amended and Restated Bylaws.

If our Corporate Secretary receives any stockholder proposal at the address listed above after a reasonable time before we print proxy materials that is intended to be presented at the 2018 annual meeting of stockholders without inclusion in the proxy statement for the meeting, the proxies designated by the Board of Directors will have discretionary authority to vote on such proposal.

ANNEX A

SECURITY OWNERSHIP OF THE ICAHN PARTICIPANTS

(1) Title of Class	(2) Name of Beneficial Owner(1)	(3) Amount of Beneficial Ownership (3)	(4) Percent of Class(2)
Common Stock, $0.01 par value ("Shares")	High River	3,683,746	1.88%
Shares	Icahn Partners	8,738,422	4.45%
Shares	Icahn Master	5,996,564	3.05%

(1)   Please note that each stockholder listed in this table is the direct beneficial owner of the Shares set forth under the heading "(3) Amount of Beneficial Ownership" and that indirect beneficial ownership of Shares is described below in the text of this Annex A under the heading "Description of Icahn Beneficial Ownership and Icahn Beneficial Owners."

(2)   Please note that percentages of ownership set forth in this column were calculated based on the 196,355,520 Shares stated to be outstanding as of May 2, 2018 by AmTrust in AmTrust’s Quarterly Report on Form 10-Q, filed with the Securities and Exchange Commission on May 10, 2018 (the “AmTrust 10-Q”).

(3)   Please note that beneficial ownership of the Shares set forth in this column includes Shares underlying forward contracts.

Description of Icahn Beneficial Ownership and Icahn Beneficial Owners

Barberry Corp., a Delaware corporation ("Barberry"), is the sole member of Hopper Investments LLC, a Delaware limited liability company ("Hopper"), which is the general partner of High River. Beckton Corp., a Delaware corporation ("Beckton"), is the sole shareholder of Icahn Enterprises G.P. Inc., a Delaware corporation ("Icahn Enterprises GP"), which is the general partner of Icahn Enterprises Holdings L.P., a Delaware limited partnership ("Icahn Holdings"). Icahn Holdings is the sole member of IPH GP LLC, a Delaware limited liability company ("IPH"), which is the general partner of Icahn Capital L.P., a Delaware limited partnership ("Icahn Capital"). Icahn Capital is the general partner of each of Icahn Onshore LP, a Delaware limited partnership ("Icahn Onshore"), and Icahn Offshore LP, a Delaware limited partnership ("Icahn Offshore"). Icahn Onshore is the general partner of Icahn Partners. Icahn Offshore is the general partner of Icahn Master. Each of Barberry and Beckton is 100 percent owned by Carl C. Icahn ("Mr. Icahn," and collectively with Barberry, Hopper, Beckton, Icahn Enterprises GP, Icahn Holdings, IPH, Icahn Capital, Icahn Onshore Icahn Offshore, the "Icahn Beneficial Owners" and each of them an "Icahn Beneficial Owner"). As such, Mr. Icahn is in a position indirectly to determine the investment and voting decisions made by each of the Icahn Parties. In addition, Mr. Icahn is the indirect holder of approximately 91.3% of the outstanding depositary units representing limited partnership interests in Icahn Enterprises L.P. ("Icahn Enterprises"). Icahn Enterprises GP is the general partner of Icahn Enterprises, which is the sole limited partner of Icahn Holdings.

The principal business address of each of (i) Icahn Offshore, Icahn Onshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP and Beckton is White Plains Plaza, 445 Hamilton Avenue - Suite 1210, White Plains, NY 10601 and (ii) Mr. Icahn, Barberry and Hopper is c/o Icahn Capital LP, 767 Fifth Avenue, 47th Floor, New York, NY 10153.

Barberry is primarily engaged in the business of serving as the sole member of Hopper and investing in securities. Hopper is primarily engaged in the business of serving as the general partner of High River and investing in securities. Icahn Offshore is primarily engaged in the business of serving as the general partner of Icahn Master. Icahn Onshore is primarily engaged in the business of serving as the general partner of Icahn Partners. Icahn Capital is primarily engaged in the business of serving as the general partner of each of Icahn Offshore and Icahn Onshore. IPH is primarily engaged in the business of serving as the general partner of Icahn Capital. Icahn Holdings is primarily engaged in the business of holding direct or indirect interests in various operating businesses. Icahn Enterprises GP is primarily engaged in the business of serving as the general partner of each of Icahn Enterprises L.P. and Icahn Holdings. Beckton is primarily engaged in the business of holding the capital stock of Icahn Enterprises GP. Mr. Carl C. Icahn is primarily engaged in serving as (i) Chief Executive Officer of Icahn Capital LP, a wholly owned subsidiary of Icahn Enterprises L.P., through which Mr. Icahn manages various private investment funds, including Icahn Partners and Icahn Master, (ii) Chairman of the Board of Icahn Enterprises GP, the general partner of Icahn Enterprises L.P., a Nasdaq-listed diversified holding company engaged in a variety of businesses, including investment, automotive, energy, gaming, railcar, food packaging, metals, mining, real estate and home fashion, and (iii) Chairman of the Board and a director of Starfire Holding Corporation ("Starfire"), a holding company engaged in the business of investing in and/or holding securities of various entities, and as Chairman of the Board and a director of various of Starfire's subsidiaries.

The Icahn Parties are deemed to beneficially own, in the aggregate, 18,418,732 shares of Common Stock (including shares underlying forward contracts), representing approximately 9.38% of the Corporation's outstanding shares of Common Stock (based upon the 196,355,520 shares of Common Stock stated to be outstanding as of May 2, 2018 as disclosed in the AmTrust 10-Q).

High River has sole voting power and sole dispositive power with regard to 3,683,746 shares (including shares underlying forward contracts). Each of Hopper, Barberry and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Partners has sole voting power and sole dispositive power with regard to 8,738,422 shares (including shares underlying forward contracts). Each of Icahn Onshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares. Icahn Master has sole voting power and sole dispositive power with regard to 5,996,564 shares (including shares underlying forward contracts). Each of Icahn Offshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn has shared voting power and shared dispositive power with regard to such Shares.

Each of Hopper, Barberry and Mr. Icahn, by virtue of their relationships to High River, may be deemed to indirectly beneficially own the Shares which High River directly beneficially owns. Each of Icahn Onshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to Icahn Partners, may be deemed to indirectly beneficially own the Shares which Icahn Partners directly beneficially owns. Each of Icahn Offshore, Icahn Capital, IPH, Icahn Holdings, Icahn Enterprises GP, Beckton and Mr. Icahn, by virtue of their relationships to Icahn Master, may be deemed to indirectly beneficially own the Shares which Icahn Master directly beneficially owns.

Two Year Summary Table:

The following table indicates the date of each purchase and sale of share of AmTrust Common Stock by the Icahn Participants within the past two years, and the number of shares of AmTrust Common Stock in each such purchase and sale.

Name	Date	Shares Purchased
High River	04/26/2018	60,000
High River	04/27/2018	92,771
High River	04/30/2018	20,000
High River	05/01/2018	369,035
High River	05/02/2018	236,263
High River	05/02/2018	360,000
High River	05/02/2018	70,940
High River	05/02/2018	60,000
High River	05/02/2018	60,000
High River	05/02/2018	58,623	(1)
High River	05/03/2018	330,452	(1)
High River	05/04/2018	240,000	(1)
High River	05/07/2018	590,201	(1)
High River	05/08/2018	53,200
High River	05/08/2018	429,429	(1)
High River	05/09/2018	4,000
High River	05/09/2018	73,560	(1)
High River	05/10/2018	76,939	(1)
High River	05/11/2018	42,304	(1)
High River	05/14/2018	54,500	(1)
High River	05/15/2018	71,297	(1)
High River	05/16/2018	30,232	(1)
High River	05/17/2018	300,000	(1)

Icahn Partners	04/26/2018	142,345
Icahn Partners	04/27/2018	220,093
Icahn Partners	04/30/2018	47,449
Icahn Partners	05/01/2018	875,502
Icahn Partners	05/02/2018	560,290
Icahn Partners	05/02/2018	853,966
Icahn Partners	05/02/2018	168,279
Icahn Partners	05/02/2018	142,328
Icahn Partners	05/02/2018	142,327
Icahn Partners	05/02/2018	139,062	(1)
Icahn Partners	05/03/2018	783,874	(1)
Icahn Partners	05/04/2018	569,368	(1)
Icahn Partners	05/07/2018	1,400,050	(1)
Icahn Partners	05/08/2018	126,198
Icahn Partners	05/08/2018	1,018,672	(1)
Icahn Partners	05/09/2018	9,489
Icahn Partners	05/09/2018	174,494	(1)
Icahn Partners	05/10/2018	182,513	(1)
Icahn Partners	05/11/2018	100,352	(1)
Icahn Partners	05/14/2018	129,281	(1)
Icahn Partners	05/15/2018	169,128	(1)
Icahn Partners	05/16/2018	71,715	(1)
Icahn Partners	05/17/2018	711,647	(1)

Icahn Master	04/26/2018	97,655
Icahn Master	04/27/2018	150,993
Icahn Master	04/30/2018	32,551
Icahn Master	05/01/2018	600,636
Icahn Master	05/02/2018	384,763
Icahn Master	05/02/2018	586,034
Icahn Master	05/02/2018	115,482
Icahn Master	05/02/2018	97,672
Icahn Master	05/02/2018	97,673
Icahn Master	05/02/2018	95,431	(1)
Icahn Master	05/03/2018	537,934	(1)
Icahn Master	05/04/2018	390,632	(1)
Icahn Master	05/07/2018	960,755	(1)
Icahn Master	05/08/2018	86,602
Icahn Master	05/08/2018	699,043	(1)
Icahn Master	05/09/2018	6,511
Icahn Master	05/09/2018	119,745	(1)
Icahn Master	05/10/2018	125,245	(1)
Icahn Master	05/11/2018	68,863	(1)
Icahn Master	05/14/2018	88,718	(1)
Icahn Master	05/15/2018	116,060	(1)
Icahn Master	05/16/2018	49,213	(1)
Icahn Master	05/17/2018	488,353	(1)

(1)	Represents shares of AmTrust Common Stock to be acquired pursuant to a forward contract. These forward contracts expire of May 1, 2020.

Shares purchased by each of the Icahn Parties are maintained in margin accounts that include positions in securities in addition to the Shares. As of May 17, 2018, the indebtedness of (i) High River's margin account was approximately $45.9 million, (ii) Icahn Partners' margin account was approximately $120.6 million, and (iii) Icahn Master margin account was approximately $87.9 million.

AMTRUST FINANCIAL SERVICES, INC.

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 4, 2018

GOLD PROXY CARD	GOLD PROXY CARD

This proxy is solicited by:

MR. CARL C. ICAHN, ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL L.P., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, BECKTON CORP., HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC AND BARBERRY CORP. (THE “ICAHN PARTICIPANTS”)

AMTRUST FINANCIAL SERVICES, INC.

SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 4, 2018

GOLD PROXY CARD	GOLD PROXY CARD

This proxy is solicited by:

MR. CARL C. ICAHN, ICAHN PARTNERS LP, ICAHN PARTNERS MASTER FUND LP, ICAHN ENTERPRISES G.P. INC., ICAHN ENTERPRISES HOLDINGS L.P., IPH GP LLC, ICAHN CAPITAL L.P., ICAHN ONSHORE LP, ICAHN OFFSHORE LP, BECKTON CORP., HIGH RIVER LIMITED PARTNERSHIP, HOPPER INVESTMENTS LLC AND BARBERRY CORP. (THE “ICAHN PARTICIPANTS”)

The undersigned hereby appoints and constitutes each of Andrew Langham and Courtney Mather (acting alone or together) as proxies, with full power of substitution in each, to represent the undersigned at the Special Meeting of Stockholders of AmTrust Financial services, Inc. ("AmTrust") to be held on June 4, 2018 at 10:00 a.m. Eastern Daylight Time at 800 Superior Avenue in Cleveland, Ohio 44114, and at any adjournments or postponements or continuations thereof (the “Special Meeting”), hereby revoking any proxies previously given, to vote all shares of Common Stock of AmTrust held or owned by the undersigned as directed below, and in their discretion upon such other matters as may come before the meeting (provided, however, that the persons named above will be permitted to use such discretionary authority only for matters which they do not know, a reasonable time before the solicitation, are to be presented at the meeting).

IF YOU SPECIFY A CHOICE WITH RESPECT TO ANY ITEM BY MARKING THE APPROPRIATE BOX, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THAT SPECIFICATION. IF NO SPECIFICATION IS MADE, THE PERSONS NAMED IN THIS GOLD PROXY CARD WILL VOTE YOUR SHARES: (I) AGAINST ADOPTION OF THE MERGER AGREEMENT AND (II) AGAINST THE PROPOSAL TO ADJOURN THE SPECIAL MEETING FROM TIME TO TIME, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO ADOPT THE MERGER AGREEMENT AND (III) IN THE PROXY HOLDERS’ DISCRETION AS TO OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING (provided, however, that the proxy holders will be permitted to use such discretionary authority only for matters which they do not know, a reasonable time before the solicitation, are to be presented at the meeting).

The Proxy Statement, as well as other proxy materials distributed by the Icahn Participants, are available free of charge by online request at AFSI@HarkinsKovler.com.

SIGN, DATE AND MAIL YOUR PROXY TODAY

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE.)

PLEASE DATE, MARK, SIGN AND RETURN THIS PROXY PROMPTLY. YOUR VOTE MUST BE RECEIVED NO LATER THAN 6:00 AM, EASTERN DAYLIGHT TIME, ON JUNE 4, 2018, TO BE INCLUDED IN THE VOTING RESULTS.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE.

THE ICAHN PARTICIPANTS RECOMMEND A VOTE “AGAINST” PROPOSALS 1 AND 2 BELOW.

1.	Company Proposal: To adopt the Agreement and Plan of Merger, dated as of March 1, 2018 (as amended, supplemented or otherwise modified from time to time), by and among Evergreen Parent, L.P., a Delaware limited partnership, Evergreen Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent, and AmTrust Financial Services, Inc.	[ ] FOR	[ ] AGAINST	[ ] ABSTAIN
2.

Company Proposal: To approve the adjournment of the special meeting from time to time, if necessary, to solicit additional proxies if there are insufficient votes at the time of the special meeting to approve the proposal to adopt the Merger Agreement.

		[ ] FOR	[ ] AGAINST	[ ] ABSTAIN

In their discretion, the proxies are authorized to act upon such other business that may properly come before the Special Meeting and any adjournment or postponement thereof (provided, however, that the proxies will be permitted to use such discretionary authority only for matters which they do not know, a reasonable time before the solicitation, are to be presented at the meeting).

Please be sure to sign and date this Proxy.

Signature(s) of Shareholder(s)	Date

Signature(s) if held jointly	Date

Title, if any

Please sign exactly as your name(s) appear on this proxy. When Shares are held jointly, each holder should sign. When signing as Executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.